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                                                                    EXHIBIT 10.3

                             SETTLEMENT AGREEMENT

This AGREEMENT made as of April 2, 1998

BETWEEN:

          Java Group, Inc.

          (hereinafter referred to as the "Company")

                                       OF THE FIRST PART

AND:

          Giant Financial Ltd.

          (hereinafter referred to as the "Creditor")

                                       OF THE SECOND PART


     Whereas the Company is indebted to the Creditor in the amount of US$50,960 (the "DEBT") for monies advanced by the Creditor to the Company:

     And Whereas the Creditor considers it both appropriate and necessary to settle the Debt by the issuance of 750,000 shares of the Company to the Creditor (the "Shares")

     AND WHEREAS THE SHARES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE US SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATIONS ("REGULATIONS") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "ACT") THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO US PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SHARES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     AND WHEREAS THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY. ANY OF THE SHARES OFFERED HEREBY BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OF SOLICITATION WOULD BE UNLAWFUL. INVESTMENT IN THESE SHARES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING,

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INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SHARES HAVE NOT BEEN
RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of one ($1.00) dollar (the receipt and sufficiency of which is hereby acknowledged) the mutual covenants and agreements herein and agreements herein contained and subject to the terms and conditions set forth herein, the parties agree as follows:

1. The Company hereby agrees to issue to the Creditor and the Creditor hereby agrees to accept from the Company the Shares at a deemed price of $0.0679 per share in full and final settlement of the Debt and any other monies owed to the Creditor, including without limitation, any interest, costs or other claims of the Creditor related either directly or indirectly to the Debt.

2.   The Creditor covenants, represents and warrants to the Company that:

     (I) the Creditor is not a "US person" as that term is defined in Regulation S and the Creditor is not an entity organized or incorporated under the laws of any foreign jurisdiction by any "US person" principally for the purpose of investing in securities not registered under the Act:

     (ii) the shares were not offered to the Creditor in the United States and at the time of execution of this Agreement and of any offer to the Creditor, the Creditor was physically outside the United States:

     (iii) the Creditor is purchasing the Shares for its own account and not on behalf of or for the benefit of any US person and the sale and resale of the Shares have not been prearranged with any buyer in the United States:

     (iv) all offers and sales of the Shares prior to the expiration of a period commencing on the Closing of the Agreement and ending forty (40) days thereafter (the "Restricted Period") shall not be made to US persons or for the account or benefit of US persons and shall otherwise be made in compliance with the provisions of Regulation S;

     (v) the Creditor has not been engaged or acted as or on behalf of a distributor or dealer (and is not an affiliate of a distributor or dealer) with respect to this transaction:

     (vi) the Creditor has not, and to the best of the Creditor's knowledge, neither the Company nor any distributor, if any, participating in the offering of the Shares nor any person acting for the Company or any such distributor has conducted any "directed selling Efforts" as that term is defined in Regulation S. Such activity includes, without limitation, the mailing of printed materials to investors residing in the United States, the holding of promotional seminars in the United States, the placements of advertisements with radio or television stations broadcasting in the United States or in

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     publications with a general circulation in the United States, which discuss the offering of Shares: (vii)the Creditor will not make any sale, transfer or other disposition of the Shares in violation of the Act (including Regulation S) the Securities Exchange Act of 1934, as amended or the rules and regulations of the Securities and Exchange Commissions promulgated thereunder. (viii) the Creditor acknowledges and agrees that the Shares may and will only be resold (a) in compliance with Regulation S: (b) pursuant to a Registration Statement under the Act: or (c) pursuant to an exemption from registration under the Act.

3. The certificates representing the Shares shall bear the legend set forth below and any other legend if such legend or legends are reasonably required by the Company to comply with state, federal or foreign law. Subject to the Company's transfer agent's receipt of a legal opinion from US legal counsel to the Company, the certificate representing the Shares after the Restricted Period shall not bear a legend.

     "The securities represented by this certificate have been issued pursuant to Regulation S, promulgated under the Securities Act of 1933, as amended(the "act"), and have not been registered under the Act or any applicable state securities laws. These securities may not be offered or sold within the United States or to or for the account of a "US Person"(as that term is defined in Regulation S) during the period commencing on the sale of these securities and ending on the fortieth (40th) day following completion of the Regulation S offering of the Issuer pursuant to which these securities have been issued, which day is May 12, 1998 (the "Restricted Period"). The Issuer will notify the transfer agent of the date of completion of such offering and of the expiration of such Restricted Period. Following expiration of the Restricted Period, these securities may not be offered or sold unless such offer or sale is registered or exempt from registration under the Act."

4. Subject to receipt of a legal opinion from US legal counsel to the Company, the Company agrees and shall instruct its agents, that the Shares may be transferred to any person or entity who is not an affiliate of the Company if such transfer occurs after the Restricted Period, without(a) any further restriction on transfer (provided the transfer is made in compliance with the Act) or (b) the entry of a "stop transfer" order against such Shares, and the Shares delivered to the transferee shall not bear a legend.

5. The Creditor represents and warrants that it has not assigned the Debt, in whole or in part, to any other party and that it is not settling the Debt for the Shares as a result of any information about the material affairs of the Company that is not generally known to the public.

6. This Agreement constitutes the entire Agreement and supersedes any previous understandings, communications, representations and agreements, whether written or oral.

7. This Agreement shall endure to the benefit of and be binding upon the parties hereto, their and each of their heirs executors, administrators, successors and permitted assigns.

8. This Agreement may be executed in counterparts, which taken together shall constitute one and the same instrument, and any facsimile signature shall be taken as an original.


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In WITNESS WHEREOF the parties have hereunto executed this Agreement as of the day first above mentioned.

Giant Financial Ltd.


  /s/ SIMON BOYD de CARTERET
_______________________________________
Per: Authorized Signatory


Java Group, Inc.


  /s/ ROB GILLINGHAM
_______________________________________
Per: Authorized Signatory